Exhibit 99.10

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services (the “Review”) described below on residential mortgage loans acquired by PRPM 2024-NQM3, LLC (the “Client”) through flow reviews and acquired by reliance letter. The Review was conducted during May 2024 through September 2024 on mortgage loans with origination dates from November 2020 through July 2024 via files imaged and provided by the Client’s designee for review. The Review included loans reviewed under the Credit and Compliance Scope (155 loans), and the Business Purpose Scope (217 loans). The loans reviewed using the Credit and Compliance Scope and Business Purpose Scope are together referred to as the mortgage loans.

(2) Sample size of the assets reviewed.

The initial population consisted of 372 mortgage loans.

The final population of the Review covered 372 mortgage loans totaling an aggregate original principal balance of approximately $149.063 million. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. For the purposes of this disclosure, AMC’s review only included fields that were included in a related data integrity review being performed by another vendor and did not include all fields that may have been available for data comparison at the time of original acquisition. This comparison, when data was available, included the following data fields:

# of Units	First Interest Rate Change Date	Note Date
Amortization Term	First Payment Date	Occupancy
Amortization Type	Flood Insurance Annual Premium	Original As-Is LTV
Appraisal As-Is Value	Flood Zone	Original CLTV
Appraisal Date	Hard Penalty Period (months)	Original HLTV
Appraisal Effective Date	Has FTHB	Original Interest Rate
Appraised Value	Hazard Insurance Annual Premium	Original Interest Rate Period
As-Is Value Used For LTV Calculation	Hazard Insurance Monthly Premium	Original Loan Amount
Available for Reserves	Index Type	Original LTV
Balloon Flag	Interest Only	Original P&I
Blanket Mortgage?	Interest Only Period	Original PITIA
Borrower Citizenship	Interest Rate Change Frequency	Original Term
Borrower EIN	Interest Rate Initial Cap	Origination Channel
Borrower First Name	Interest Rate Initial Floor	Other Financing Junior Total Original Loan Amount
Borrower FTHB	Interest Rate Life Cap	Payment Frequency
Borrower Full Name	Interest Rate Life Floor	PITIA Reserves Months
Borrower Last Name	Interest Rate Life Max	Prepayment Penalty
Borrower Middle Name	Interest Rate Life Min	Prepayment Penalty Period (months)
Borrower Qualifying FICO	Interest Rate Periodic Cap	Prepayment Terms
Borrower SSN	Interest Rate Periodic Floor	Product Description
Cash From Borrower	Investor: Qualifying Housing Ratio	Property Type

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Cash To Borrower	Investor: Qualifying Total Debt Ratio	Purpose
City	Last Property Transfer Date	Refi Purpose
Coborrower Citizenship	Lien Position	Representative FICO
Coborrower First Name	Loan Property Count	Rounding Factor
Coborrower FTHB	Loan to Cost (LTC)	State
Coborrower Last Name	Lookback Period	Street
Coborrower Middle Name	LTV Valuation Value	Subject Debt Service Coverage Ratio
Coborrower Qualifying FICO	Margin	Taxes and Insurance
Coborrower SSN	Maturity Date	Total Cash-out
Contract Sales Price	Monthly Taxes	Total Income
Cost Basis	Mortgage Type	Total PITIA
Doc Type	Neg Am	Universal Loan Identifier (ULI)
Escrow Account	Next Interest Rate Change Date	Zip

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

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Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a review of the chain of title and the duration of ownership by the seller or borrower (whichever is applicable) and ensured that the title conformed with the guidelines. Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

BUSINESS PURPOSE SCOPE

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the credit policy.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.

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▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to credit policy requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.
▪	Reviewing and calculating that the DSCR and/or Property DTI conforms with applicable guidelines.

Documents reviewed include the following items (* = where applicable):

Appraisal Report	Deed of Trust / Mortgage	Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)
Appraisal Review documentation*	Environmental reports*	Note
Background check	Evidence of Hazard / Liability / Flood Insurance coverage	Purchase agreement(s)*
Broker Price Opinion and market rent addendum*	Existing Leases*	Rent Roll*
Business License*	Final Form 1003 / Loan Application(s)	Second mortgage documentation*
Business P&L’s*	Final HUD-1* / Loan Estimate (LE)* / Closing Disclosure (CD)*	Title Search Documentation
Certification(s) of Business purpose of loan	Flood certificates	Verification of down payment funds/ funds to close / reserve funds*
Certification(s) of Non-Owner Occupancy and Indemnity*	Guaranty Agreement(s)*	Verification of Rent / Mortgage (VOR/VOM) payment history*
Credit Report(s)	Identification / proof of residency status

DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

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(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to the appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Association (“SFA”) (formerly, the Structured Finance Industry Group, “SFIG”) (the "SFA Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and the Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

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Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23, §1026.15):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period;
vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and
vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s).
c)	Home Equity Plans Disclosures (§§1026.6, 40) as applicable
i)	failure to provide the applicable home equity initial and account opening disclosures
ii)	failure to provide the applicable home equity initial and account opening disclosures in a timely manner
d)	Tolerances (§§1026.18, 22 23, and 38):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
iii)	inaccurate Total of Payments outside of applicable tolerance by comparing disclosed Total of Payments to re-calculated Total of Payments.
e)	High-cost Mortgage (§§1026.31, 32 and 34):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty threshold test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
f)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements as applicable.

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g)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
h)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.
i)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
j)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
k)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the mortgage loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

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iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;
ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and
x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

(III) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability under the SFA Compliance Review Scope were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
v)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
vi)	capture whether a settlement service provider list (“SSPL”) was provided (in instances when a consumer is given an opportunity to shop for services). Failure to provide SSPL is not cited separately under SFA compliance review scope, however, absence of SSPL from loan file is treated as not provided and impacts fee tolerance categories as prescribed by regulation.
vii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
viii)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability under the SFA Compliance Review Scope were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and
vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Association (“SFA”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFA Compliance Review Scope.)

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c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(IV) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, AMC notes if an originator mortgage loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) depending on the application date, defined in accordance with 1026.2(a)(3)(ii) and the loan designation provided on the subject loan, either:

1.)	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), prior to 3/1/2021, at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source,
2.)	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), on or after 3/1/2021, but before 10/1/2022, submitted with a loan designation of Safe Harbor QM, Higher Priced QM, Safe Harbor QM (43-Q), or Higher Priced QM (43-Q), whether at the time of consummation, the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source, or
3.)	for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), taken on or after 3/1/2021, submitted with a loan designation of Safe Harbor QM (APOR), or Higher Priced QM (APOR), “Revised QM”, whether the APR exceeds the average prime offer rate by 2.25 or more percentage points, (additional thresholds applicable for lower loan balances, subordinate lien covered transactions and certain manufactured homes loan amounts), and whether the loan does not meet the credit guidelines without a documented exception and compensating factors.

For the mortgage loans determined to be Safe Harbor QM (APOR), the AMC report will indicate (i) “Yes” with respect to any mortgage loan for which the lender provided a Verification Safe Harbor, (“VSH”) indicator of “Yes” on such mortgage loans, (ii) “No” with respect to any mortgage loan for which the lender provided a VSH indicator of “No” and (iii) “Not Stated” with respect to any mortgage loan for which the lender did not provide a VSH indicator.

* Note, for mortgage loans in which the lender provided the VSH indicator, AMC captured the VSH indicator in the AMC report but did not verify the VSH indicator as provided by the related lender.

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In addition to the above, for loans (i) that are designated as “Yes” with respect to a VSH indicator, (ii) for which such “Yes” VSH indicator was provided within the loan images, on the data tape or in the deal notes, and (iii) for which the related mortgage loan guidelines utilized one of the specified GSE June 2020 guidelines to meet VSH, AMC performed an additional variance evaluation on such QM (APOR) mortgage loans.  AMC’s variance evaluation consists of a review of such mortgage loan to identify documentation variances that would cause one to question the VSH attestation provided by the lender. If variances were identified, the mortgage loan would not be identified by AMC to meet the VSH documentation requirements under either the Fannie Mae guidelines or under the Freddie Mac guidelines, and the AMC report will indicate “No” with respect to such mortgage loans. The results of the variance evaluation are reflected in the reports.

This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph. In addition, AMC reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, AMC then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status); (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

AMC reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. AMC’s review is based on information contained in the mortgage loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(V) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation; and
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

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(VI) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(VII) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VIII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(IX) Federal and state specific late charge and prepayment penalty provisions.

(X) Recording Review

AMC noted the presence of recorded documents, when available. However, the majority of mortgage loans in the review population were new production and have only been closed for days or weeks at the time AMC reviewed the mortgage loans and thus have not yet been recorded. AMC verified that documents in the mortgage loan file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this section, AMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

In addition, AMC accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

(XII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Initial application (1003);
▪	Underwriting summary / loan approval (1008);
▪	Credit report;
▪	Income and employment documentation;
▪	4506T;
▪	Asset documentation;
▪	Sales contract;
▪	Hazard and/or flood insurance policies;
▪	Copy of note for any junior liens;
▪	Appraisal;
▪	Title/Preliminary Title;
▪	Final 1003;
▪	Changed circumstance documentation;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Note;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;

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▪	Subordination Agreement;
▪	FACTA disclosures;
▪	Notice of Special Flood Hazards;
▪	Initial and final GFE’s;
▪	HUD from sale of previous residence;
▪	Final HUD-1;
▪	Initial TIL;
▪	Final TIL;
▪	Loan Estimates;
▪	Closing Disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

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SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in the Form ABS Due Diligence-15E.

OVERALL REVIEW RESULTS SUMMARY

There were three hundred seventy-two (372) loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable DBRS NRSRO grading criteria two hundred sixty-two (262) loans (70.43%) had an Overall grade of “A”, one hundred one (101) loans (27.15%) had an Overall grade of “B”, and eight (8) loans (2.15%) had an Overall grade of “C”, and one (1) loan (0.27%) had an Overall grade of “D”. After all documents were presented, under the applicable Fitch NRSRO grading criteria two hundred sixty (260) loans (69.89%) had an Overall grade of “A”, one hundred three (103) loans (27.69%) had an Overall grade of “B”, six (6) loans (1.61%) had an Overall grade of “C”, and three (3) loans (0.81%) had an Overall grade of “D”.

DBRS Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	262	70.43%
B	101	27.15%
C	8	2.15%
D	1	0.27%
Total	372	100.00%

Fitch Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	260	69.89%
B	103	27.69%
C	6	1.61%
D	3	0.81%
Total	372	100.00%

CREDIT RESULTS SUMMARY

Two hundred ninety (290) loans (77.96%) reviewed received an “A” Credit grade, seventy-seven (77) loans (20.70%) received a “B” Credit grade, and four (4) loans (1.08%) received a “C” Credit grade, and one (1) loan (0.27%) received a “D” credit grade.

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	290	77.96%
B	77	20.70%
C	4	1.08%
D	1	0.27%
Total	372	100.00%

COMPLIANCE RESULTS SUMMARY

Two hundred seventeen (217) loans were reviewed under the Business Purpose scope and did not contain a compliance review. All one hundred fifty-five (155) loans reviewed received an “A” or “B” Compliance grade. After all documents were presented, under the applicable DBRS NRSRO grading criteria one hundred twenty-one (121) loans (78.06%) had a Compliance grade of “A” and thirty-four (34) loans (21.94%) had a Compliance grade of “B. After all documents were presented, under the applicable Fitch NRSRO grading criteria one hundred eighteen (118) loans (76.13%) had a Compliance grade of “A” and thirty-seven (37) loans (23.87%) had a Compliance grade of “B”.

DBRS Compliance Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	121	78.06%
B	34	21.94%
C	0	0.00%
D	0	0.00%
Total	155	100.00%

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Fitch Compliance Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	118	76.13%
B	37	23.87%
C	0	0.00%
D	0	0.00%
Total	155	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

There were three hundred seventy-two (372) loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable DBRS NRSRO grading criteria three hundred sixty-six (366) loans (98.39%) had a Property grade of “A” and five (5) loans (1.34%) had a Property grade of “C”, and one (1) loan (0.27%) had a Property grade of “D”. After all documents were presented, under the applicable Fitch NRSRO grading criteria three hundred sixty-six (366) loans (98.39%) had a Property grade of “A”, three (3) loans (0.81%) had a Property Grade of “C” and three (3) loans (0.81%) had a Property Grade of “D”.

DBRS Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	366	98.39%
B	0	0.00%
C	5	1.34%
D	1	0.27%
Total	372	100.00%

Fitch Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	366	98.39%
B	0	0.00%
C	3	0.81%
D	3	0.81%
Total	372	100.00%

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TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the three hundred seventy-two (372) Loans reviewed, three hundred forty-four (344) unique Loans had one thousand eight hundred fifty-seven (1,857) different tape discrepancies across eighty-seven (87) data fields (some Loans had more than one data delta). The most variances were found on Interest Rate Initial Floor, Interest Rate Life Floor, and Interest Rate Life Cap.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	3	104	2.88%	372
Amortization Term	17	169	10.06%	372
Amortization Type	13	185	7.03%	372
Appraisal As-Is Value	32	46	69.57%	372
Appraisal Date	13	16	81.25%	372
Appraisal Effective Date	36	114	31.58%	372
Appraised Value	4	132	3.03%	372
As-Is Value Used For LTV Calculation	1	28	3.57%	372
Available for Reserves	1	1	100.00%	372
Balloon Flag	10	18	55.56%	372
Blanket Mortgage?	9	15	60.00%	372
Borrower Citizenship	11	24	45.83%	372
Borrower EIN	6	7	85.71%	372
Borrower First Name	28	131	21.37%	372
Borrower FTHB	24	42	57.14%	372
Borrower Full Name	54	98	55.10%	372
Borrower Last Name	50	141	35.46%	372
Borrower Middle Name	26	58	44.83%	372
Borrower Qualifying FICO	1	10	10.00%	372
Borrower SSN	19	101	18.81%	372
Cash From Borrower	8	11	72.73%	372
Cash To Borrower	8	8	100.00%	372
City	8	346	2.31%	372
Coborrower Citizenship	0	1	0.00%	372
Coborrower First Name	2	29	6.90%	372
Coborrower FTHB	0	1	0.00%	372
Coborrower Last Name	6	29	20.69%	372
Coborrower Middle Name	5	15	33.33%	372
Coborrower Qualifying FICO	1	6	16.67%	372
Coborrower SSN	0	26	0.00%	372
Contract Sales Price	20	89	22.47%	372
Cost Basis	1	3	33.33%	372
Doc Type	5	6	83.33%	372
Escrow Account	3	19	15.79%	372
First Interest Rate Change Date	11	121	9.09%	372
First Payment Date	24	336	7.14%	372
Flood Insurance Annual Premium	1	15	6.67%	372
Flood Zone	3	12	25.00%	372

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Hard Penalty Period (months)	84	100	84.00%	372
Has FTHB	0	1	0.00%	372
Hazard Insurance Annual Premium	0	5	0.00%	372
Hazard Insurance Monthly Premium	5	12	41.67%	372
Index Type	88	121	72.73%	372
Interest Only	23	183	12.57%	372
Interest Only Period	0	114	0.00%	372
Interest Rate Change Frequency	2	121	1.65%	372
Interest Rate Initial Cap	25	121	20.66%	372
Interest Rate Initial Floor	113	115	98.26%	372
Interest Rate Life Cap	105	122	86.07%	372
Interest Rate Life Floor	110	112	98.21%	372
Interest Rate Life Max	22	105	20.95%	372
Interest Rate Life Min	1	105	0.95%	372
Interest Rate Periodic Cap	1	23	4.35%	372
Interest Rate Periodic Floor	15	22	68.18%	372
Investor: Qualifying Housing Ratio	2	2	100.00%	372
Investor: Qualifying Total Debt Ratio	11	25	44.00%	372
Last Property Transfer Date	13	14	92.86%	372
Lien Position	0	212	0.00%	372
Loan Property Count	4	19	21.05%	372
Loan to Cost (LTC)	102	125	81.60%	372
Lookback Period	0	7	0.00%	372
LTV Valuation Value	0	19	0.00%	372
Margin	2	123	1.63%	372
Maturity Date	58	326	17.79%	372
Monthly Taxes	2	3	66.67%	372
Mortgage Type	1	1	100.00%	372
Neg Am	16	19	84.21%	372
Next Interest Rate Change Date	0	7	0.00%	372
Note Date	52	224	23.21%	372
Occupancy	6	58	10.34%	372
Original As-Is LTV	2	4	50.00%	372
Original CLTV	24	83	28.92%	372
Original HLTV	16	19	84.21%	372
Original Interest Rate	98	341	28.74%	372
Original Interest Rate Period	0	7	0.00%	372
Original Loan Amount	0	333	0.00%	372
Original LTV	26	231	11.26%	372

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Original P&I	21	163	12.88%	372
Original PITIA	9	14	64.29%	372
Original Term	0	150	0.00%	372
Origination Channel	7	34	20.59%	372
Other Financing Junior Total Original Loan Amount	1	1	100.00%	372
Payment Frequency	0	1	0.00%	372
PITIA Reserves Months	18	19	94.74%	372
Prepayment Penalty	4	135	2.96%	372
Prepayment Penalty Period (months)	3	72	4.17%	372
Prepayment Terms	6	54	11.11%	372
Product Description	17	19	89.47%	372
Property Type	34	134	25.37%	372
Purpose	0	240	0.00%	372
Refi Purpose	37	114	32.46%	372
Representative FICO	42	224	18.75%	372
Rounding Factor	1	8	12.50%	372
State	3	346	0.87%	372
Street	43	345	12.46%	372
Subject Debt Service Coverage Ratio	81	165	49.09%	372
Taxes and Insurance	2	2	100.00%	372
Total Cash-out	3	3	100.00%	372
Total Income	4	4	100.00%	372
Total PITIA	16	28	57.14%	372
Universal Loan Identifier (ULI)	10	11	90.91%	372
Zip	2	346	0.58%	372
Total	1,857	8,729	21.27%	372

ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	136	36.56%	$77,351,830.00	51.89%
Adjustable	236	63.44%	$71,711,270.20	48.11%
Total	372	100.00%	$149,063,100.20	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	372	100.00%	$149,063,100.20	100.00%
Total	372	100.00%	$149,063,100.20	100.00%

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Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	1	0.27%	$593,730.00	0.40%
Cash Out: Other/Multi-purpose/Unknown Purpose	117	31.45%	$52,907,339.85	35.49%
First Time Home Purchase	37	9.95%	$12,190,281.00	8.18%
Other-than-first-time Home Purchase	180	48.39%	$65,682,997.50	44.06%
Rate/Term Refinance - Borrower Initiated	37	9.95%	$17,688,751.85	11.87%
Total	372	100.00%	$149,063,100.20	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	371	99.73%	$148,745,100.20	99.79%
361+ Months	1	0.27%	$318,000.00	0.21%
Total	372	100.00%	$149,063,100.20	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	197	52.96%	$67,791,016.70	45.48%
Co-op	1	0.27%	$2,150,000.00	1.44%
Condo, Low Rise	18	4.84%	$3,957,750.00	2.66%
Condo, High Rise	5	1.34%	$1,520,505.00	1.02%
PUD	67	18.01%	$27,789,358.50	18.64%
Single-wide Manufactured Housing	3	0.81%	$741,500.00	0.50%
1 Family Attached	7	1.88%	$1,150,900.00	0.77%
2 Family	16	4.30%	$4,269,060.00	2.86%
3 Family	9	2.42%	$2,729,800.00	1.83%
4 Family	7	1.88%	$2,844,430.00	1.91%
5-10 Unit Multi-Family	19	5.11%	$10,949,700.00	7.35%
Unavailable	23	6.18%	$23,169,080.00	15.54%
Total	372	100.00%	$149,063,100.20	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	106	28.49%	$46,026,938.00	30.88%
Investment	255	68.55%	$95,808,282.20	64.27%
Second Home	11	2.96%	$7,227,880.00	4.85%
Total	372	100.00%	$149,063,100.20	100.00%

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